THE ADVISORS' INNER CIRCLE FUND

                                 THE TOEWS FUNDS

                       SUPPLEMENT DATED NOVEMBER 17, 2005
        TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

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The Board of Trustees of The Advisors' Inner Circle Fund unanimously approved the closing and liquidation of the Toews S&P 500(R) Hedged Index Fund and the Toews Nasdaq-100(R) Hedged Index Fund (the "Funds"). The Funds are expected to cease operations and make a liquidation distribution to shareholders on or about December 21, 2005. Effective immediately, the Funds are closed to new shareholders and additional purchases by existing shareholders, except those investing through an automatic investment plan or certain qualified retirement accounts, such as a 401(k). The Funds intend to terminate the option to purchase shares by an automatic investment plan prior to the liquidation of the Funds.

The liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE